Fees Summary	Oct. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 150,160,814.50
Previously Paid Amount	0
Total Fee Amount	20,737.21
Total Offset Amount	0
Net Fee	$ 20,737.21